SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



               Date of Report:  November 15, 1996
                (Date of earliest event reported)



                   COCA-COLA ENTERPRISES INC.
     (Exact name of Registrant as specified in its charter)


   Delaware               1-9300                 58-0503352
  (State of         (Commission File No.)      (IRS Employer
incorporation)                               Identification No.)


        2500 Windy Ridge Parkway, Atlanta, Georgia 30339
  (Address of principal executive offices, including zip code)



                         (770) 989-3000
      (Registrant's telephone number, including area code)
















                                                          PAGE 1 OF 12
                                                  EXHIBIT INDEX PAGE 4

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          Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits

           1.01 Terms Agreement, dated November 15, 1996, among the Registrant, UBS Securities LLC, Lehman Brothers Inc. and Salomon Brothers Inc relating to the offer and sale of 6.95% Debentures Due 2026 (the "Debentures").

           4.01     Form of the Debentures.










































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



                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COCA-COLA ENTERPRISES INC.
                                           (Registrant)

                                           LOWRY F. KLINE
                                   By:_______________________
                                   Name:   Lowry F. Kline
                                   Title:  Senior Vice President
                                           and General Counsel

Date: November 15, 1996

                          EXHIBIT INDEX


           1.01 Terms Agreement, dated November 15, 1996, among the Registrant, UBS Securities LLC, Lehman Brothers Inc. and Salomon Brothers Inc relating to the offer and sale of 6.95% Debentures Due 2026 (the "Debentures").

           4.01     Form of the Debentures.












































                                4


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